    THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the exchange offer or the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent financial advisor.
    If you have sold or otherwise transferred all your registered holdings of PetroFina ADSs and warrants, please pass this document and the accompanying Prospectus dated May 6, 1999 (the Prospectus"), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. The exchange offer is not being made directly or indirectly in Canada, or any jurisdiction where prohibited by applicable law and such documents should not be distributed, forwarded or transmitted into or from Canada, or any jurisdiction where prohibited by applicable law by any means whatsoever including without limitation mail, facsimile, transmission, telex or telephone.

--------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
TO ACCEPT THE OFFER TO EXCHANGE (I) 10 AMERICAN DEPOSITARY SHARES OF PETROFINA, EACH REPRESENTING ONE TENTH OF ONE PETROFINA SHARE, WITHOUT NOMINAL VALUE FOR 9
 AMERICAN DEPOSITARY SHARES OF TOTAL, EACH REPRESENTING ONE HALF OF ONE SHARE, NOMINAL VALUE FRF 50 AND (II) 100 WARRANTS OF PETROFINA FOR EACH 81 WARRANTS OF
                                     TOTAL

                                       BY

                                     TOTAL

    As set forth under "Guaranteed Delivery Procedures" in the Prospectus, dated May 6, 1999 (the "Prospectus"), this form or one substantially equivalent hereto must be used for acceptance of the exchange offer (as defined in the Prospectus) in respect of American Depositary Shares ("PetroFina ADSs") of PetroFina ("PetroFina") or warrants of PetroFina ("PetroFina Warrants"), if American Depositary Receipts evidencing PetroFina ADSs ("PetroFina ADRs") or certificates evidencing PetroFina Warrants are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Exchange Agent) prior to the expiration of the Initial Offer Period or any Subsequent Offer Period (each as defined in the Prospectus), as the case may be. Such form may be delivered by hand or mailed to the US Exchange Agent and must include a guarantee by an Eligible Institution (as defined in the Prospectus) in the form set out herein. See "Guaranteed Delivery Procedures" in the Prospectus.

                    The US Exchange Agent for the Offer is:

                              THE BANK OF NEW YORK

                                  By Facsimile Transmission:
                                  (For Eligible Institutions
           By Mail:                          Only)               By Hand or Overnight Courier:
 Tender & Exchange Department           (212) 815-6213           Tender & Exchange Department
        P.O. Box 11248                                                101 Barclay Street
     Church Street Station        For Confirmation Telephone:     Receive and Deliver Window
 New York, New York 10286-1248          (800) 507-9357             New York, New York 10286

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
    THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Total, a societe anonyme organized under the laws of the Republic of France, upon the terms and subject to the conditions set forth in the Prospectus, and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of each of which is hereby acknowledged, the number of PetroFina ADSs and/or PetroFina Warrants specified below pursuant to the guaranteed delivery procedures described in "Guaranteed Delivery Procedures" in the Prospectus.

Number of PetroFina ADSs:

Name(s) of Record Holders of PetroFina ADSs:

--------------------------------------------------------------------------------
                             (Please Type or Print)

Address(es):

                               (Include Zip Code)

Area Code and Telephone Number:

Certificate Number(s) (if available):

--------------------------------------------------------------------------------

[ ]  Check here if PetroFina ADSs will be tendered by book-entry transfer

Account Number:

Name of Depositary Bank:

Account Number:

Signature(s):

--------------------------------------------------------------------------------

Dated:  ________________________ , 1999

Number of PetroFina Warrants:

Name(s) of Record Holders of PetroFina Warrants:

                             (Please Type or Print)

Address(es):

                                    (Include Zip Code)

Certificate Number(s) if available:

[ ]  Check here if PetroFina Warrants will be tendered by book-entry transfer

Account Number:

Name of Depositary Bank:

Account Number:

Signature(s):

Dated:  _______________ , 1999

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a firm that is a member of the Medallion Signature Guarantee Program or is otherwise an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each of the foregoing is referred to as an "Eligible Institution"), hereby (a) represents that the above-named person(s) "own(s)" the PetroFina ADSs and/or PetroFina Warrants tendered hereby within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4"), (b) represents that the tender of PetroFina ADSs and/or PetroFina Warrants effected hereby complies with Rule 14e-4, and (c) guarantees delivery to the US Exchange Agent, at one of its addresses set forth above, of ADRs evidencing the PetroFina ADSs or certificates evidencing the PetroFina Warrants tendered hereby in proper form for transfer, or in the case of a tender of PetroFina ADSs or PetroFina Warrants through book-entry, confirmation of book-entry transfer of such PetroFina ADSs or PetroFina Warrants into the Exchange Agent's account at The Depository Trust Company, with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees in the case of a tender of PetroFina ADSs and/or PetroFina Warrants (or an Agent's Message (as defined in the section entitled "Procedures for Tendering Book-Entry Transfer" in the Prospectus) in the case of book-entry transfer), and any other documents required by the Letter of Transmittal, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

     The Eligible Institution that completes this form must communicate the guarantee to the US Exchange Agent and must comply with the delivery obligations described above within the required time period. Failure to do so could result in financial loss to such Eligible Institution.

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------
Authorized Signature:
--------------------------------------------------------------------------------
Title:
--------------------------------------------------------------------------------
Name:
--------------------------------------------------------------------------------
                             (Please Type or Print)

Dated:
---------------------, 1999

NOTE: DO NOT SEND ADRS FOR PETROFINA ADSS OR WARRANTS CERTIFICATES WITH THIS NOTICE, SUCH ADRS OR WARRANTS CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3